EXHIBIT 99.1

Print Name of Subscriber: Sky Capital Holdings Ltd.

SUBSCRIPTION AND STOCK SALE AGREEMENT

Crown Financial Group, Inc.

525 Washington Blvd., 34th Fl.

Jersey City, NJ 07310

Ladies and Gentlemen:

1. Subscription The undersigned, Sky Capital Holdings Ltd. (sometimes referred to herein as the “Investor” or “I”) hereby subscribes for and agrees to purchase 2,272,728 shares (“Shares”) of common stock, par value $ .01 per share (“Common Stock”), of Crown Financial Group, Inc. (“Company”), a New Jersey corporation, at a purchase price per share that equals $0.33 per share The total purchase price for the shares is: $ 750,000. The Company hereby agrees to sell to Investor the Shares for the purchase price The funds representing the total purchase price will be paid by the Investor by wire against delivery of the certificate evidencing the Shares at a closing to be held on or before August 3, 2004.

2. Investor Rights Agreement This Agreement is subject to an Investor Rights Agreement between the Company and the Investor in the form executed and delivered at the “Closing”, as hereinafter defined and deemed part of this Agreement.

3. Registration Rights Agreement. This Agreement is subject to a Registration Rights Agreement between the Company and the Investor in the form executed and delivered at the Closing, and deemed part of this Agreement

4. Intentionally deleted

5. Closing and Delivery of Shares. A closing at which the certificate for the Shares will be issued against delivery of the purchase price therefor (“Closing”) will be held at the offices of Investor on or before August 3, 2004. Alternatively, parties may arrange for a closing in escrow through their respective attorneys. This Agreement will be executed and delivered at the Closing.

6. Disclosure. This sale is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Sections 3(b), 4(2) or 4(6) of the Securities Act and applicable state securities laws. Accordingly, the Shares are being sold without registration under the Securities Act. I acknowledge receipt of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004, Quarterly Report on Form 10-Q for the quarter ended April 30, 2004 and Current Report on Form 8-K filed on July 20, 2004 (such 10-K, 10-Q and 8-K collectively, the “Current Securities Filings”). Investor has carefully reviewed and understands the Current Securities Filings and their respective exhibits. I have received all other information and materials regarding the Company that I have requested.

I fully understand that the Shares are speculative investments, involve a high degree of risk of loss of the entire investment, and the nature of the risks involved in purchasing the Shares. Investor is qualified by knowledge and experience to evaluate investments of this type. Investor has carefully considered the potential risks relating to the Company and purchase of the Shares. Investor has had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors, if any, and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Shares.

7. Accredited Investor. Investor warrants and represents that it is an accredited investor by reason of the fact that it is corporation not formed for the purpose of acquiring the Shares and has total assets in excess of $5,000,000.

8. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a) I am aware that my investment involves a high degree of risk, and I have read and fully understand this document.

(b) I acknowledge and am aware that there is no assurance as to the future performance of the Company.

(c) I am purchasing the Shares for investment and not with a view to or for sale in connection with the distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the Shares. I understand that there is not now, and may not ever be, any market for the Shares. I agree that (i) the purchase of the Shares is a long-term investment; and (ii) I may have to bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act and that the Shares may never by registered and cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under said Securities Act and under applicable securities laws of certain states or pursuant to an exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company to place a legend as follows on the Shares.

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY’S COUNSEL THAT REGISTRATION IS NOT REQUIRED.”

(d) I recognize that the Shares, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of the Investor’s investment. I believe that the investment in the Shares is suitable for me based upon my investment objectives and financial needs, and the Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company.

(e) I have been given access to information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information. Furthermore, I have either met with or been given reasonable opportunity to meet with officers concerning of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Shares and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(f) Investor has such knowledge and experience in financial and business matters and to be capable of evaluating the merits and risks of an investment in the Shares and have obtained in its judgment sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D promulgated by the Commission pursuant to the Securities Act in connection with evaluating such merits and risks.

(g) I have relied solely upon my own investigation, and the warranties and representations of the Company made herein and in the Related Agreements in making a decision to invest in the Company.

(h) I have received no representation or warranty from the Company or any of its respective officers, directors, employees or agents in respect of the investment in the Company except as expressly set forth herein. I am not purchasing the Shares as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet; or (ii) any seminar or meeting whose attendees have been invited ‘by any general solicitation or general advertising.

(i) I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to the investment and all such questions have been answered to my full satisfaction.

(j) I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(k) I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder.

(l) I understand that (i) the Shares have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration; (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company; and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(m) I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(n) Investor is authorized to become an investor in the Company and the person signing this Agreement on behalf of Investor has been duly authorized by such entity to do so.

(o) I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription.

9. Indemnification.

(a) Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor in this Agreement, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein.

(b) The Company hereby agrees to indemnify and hold harmless the Investor its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Company in this Agreement or the “Related Agreements”, as defined below, or (b) arise out of or are based upon any breach by the Company of any representation, warranty, or agreement made by Company contained herein or therein.

10.	Warranties and Representations of the Company.

Except as set forth in the attached Schedule of Exceptions, (“Schedule”) or in the Current Securities Filings, the Company hereby represents and warrants to Investor as follows:

(a) The Company is a corporation duly incorporated validly existing and in good standing under the laws of New Jersey and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified or licensed as a foreign corporation and is in good standing in all jurisdictions where the nature of its business or property makes such qualification or licensing necessary and where the failure to do so would have a material adverse effect on its condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects of the Company and its subsidiaries, taken as a whole (hereinafter a “Material Adverse Effect”).

(b) The Company will have, at the Closing Date, all requisite legal and corporate power to execute and deliver this Agreement, the Registration Rights Agreement and the Investor Rights Agreement (the Registration Rights Agreement and the Investor Rights Agreement are hereinafter collectively referred to as the “Related Agreements”) and to consummate any other transactions contemplated by the terms of this Agreement and the Related Agreements, including the delivery of certificate evidencing the Shares being purchased and to carry out and perform its obligations under the terms of this Agreement and the Related Agreements.

(c) (i) The execution and delivery of the Agreement and Related Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (ii) the Agreement and Related Agreements have been duly executed and delivered by the Company, and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(d) The authorized capital stock of the Company is as set forth in the Current Securities Filings. Immediately prior to the Closing of this transaction and a similar transaction with an affiliate of Purchaser, there were 13,636,358 shares of Common Stock outstanding and an additional 203,030 shares of Common Stock will be issued in a private transaction closing contemporaneously with the transactions contemplated hereby. Except as set forth in this Agreement, the Schedule or the Current Securities Filings, no options, warrants, subscriptions or purchase rights of any nature to acquire from the Company shares of capital stock or other securities are authorized, issued or outstanding, nor is the Company obligated under its charter documents or under any agreement by which the Company is bound to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. To the Company’s best knowledge, there are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company.

(e) The execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company, or any of its subsidiaries is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(f) The financial statements of the Company comply as to form in all material respects with applicable accounting requirements under GAAP or other applicable rules and regulations with respect thereto including the rules and regulations of the Securities and Exchange Commission (“SEC”). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the 3 periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). For purposes hereof, the term “GAAP” shall mean the United States Generally Accepted Accounting Principles as those conventions, rules and procedures are determined by the Financial Accounting Standard Board and its predecessor or successor agencies.

(g) The Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the Schedule, other than those incurred in the ordinary course of the Company’s business since January 31, 2004 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

(h) The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(i) The Company has filed all documents that the Company was required to file under the Securities Exchange Act of 1934 as amended (the “Exchange Act”) during the 36 months preceding the date of this Agreement (collectively, the “Securities Filings”), and those Securities Filings, as amended, complied as to form in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

(j) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of all securities of the Company, including the Shares.

Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Investor and Sky Capital Holdings Ltd.), so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting omits or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(k) Since January 31, 2004, there has not been: any change in the assets, liabilities, financial condition or operating results of he Company from that reflected in the Current Securities Filings, including the financial statements contained therein, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

(l) Except as reflected in the Current Securities Filings, there are no actions, suits, proceedings or investigations pending or, to the Company’s knowledge, threatened against, the Company or its properties (not, to the Company’s knowledge against any of the officers or directors of the Company) before any court, arbitrator or governmental agency which, in the case of actions, suits, proceedings or investigations pending or threatened against officers or directors of the Company, either in any case or in the aggregate, might have a Material Adverse Effect on the Company or its business and properties, and none of which questions the validity of the Agreement, the right of the Company to enter into the Agreement or the Related Agreements or consummate the transactions contemplated hereby or thereby, or any action taken or to be taken in connection herewith, nor is the Company aware that there is a reasonable basis for any of the foregoing.

(m) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with this Agreement and the Related Agreements.

(n) The Company has fully provided Investor with all the information which Investor has requested for deciding whether to acquire the Shares and all information which the Company believes is reasonably necessary to enable Investor to make such decision. No representation or warranty of the Company contained in this Agreement and the Related Agreements and the exhibits and schedules attached hereto and thereto, any certificate furnished or to be furnished to Investor at the Closing or other written information furnished to the Investor or their counsel in connection with the transactions contemplated by this Agreement and the Related Agreements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that has not been disclosed herein or in the Related Agreements, or in any other agreement, document or written statement furnished by the Company to the Investor in connection with the transactions contemplated hereby and thereby which is specific to the Company, as opposed to the industry in which the Company operates, and which materially adversely affects or is reasonably likely to materially and adversely affect the business, properties, assets or financial condition of the Company

11. Miscellaneous.

(a) In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

(b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

(d) This Agreement will be deemed to have been made and delivered in New Jersey and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company and the Investor each hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York; (ii) waives any objection to the venue of any such suit, action or proceeding; and (iii) irrevocably consents to the jurisdiction of the National Association of Securities Dealers, Inc. in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in arbitration.

(e) All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail, return receipt requested), and shall be effective five days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party .The addresses for such communications shall be:

Investor:	Sky Capital Holdings Ltd.
110 Wall Street
2nd Floor
New York, NY 10005

With a copy to:	Fredric J. Gruder, Esq.
775 Park Avenue, Suite 255
Huntington, NY 11743

The Company:	Crown Financial Group, Inc.
525 Washington Boulevard
34th Floor
Jersey City, NJ 07310
Attn: Robert Thornton

With a copy to:	Ralph V. DeMartino Esq.
Dilworth Paxson LLP
1818 N St. NW, #400
Washington, DC 20036

or to such other addresses as any of them, by notice to the others, may designate from time to time.

(f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against whom enforcement or the change, waiver, discharge or termination is sought.

(g) Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

(h) The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

IN WITNESS WHEREOF the parties have set their hands and seal as of the day and year first above written.

SKY CAPITAL HOLDINGS LTD.		CROWN FINANCIAL GROUP, INC.

By:	/s/ MICHAEL RECCA	By:	/s/ JOHN P. LEIGHTON
Michael Recca, Pres.